SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[_] Preliminary Proxy Statement

[_] Confidential, For Use Of The
    Commission Only (As Permitted By
    Rule 14A-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             ADVENT SOFTWARE, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                              ADVENT SOFTWARE, INC.

                               ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held on May 4, 1999


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advent Software, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 4, 1999 at 9:00 a.m., local time, at its corporate offices, located at 301 Brannan Street, San Francisco, California 94107, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

2. To approve amendments to the Company's 1992 Stock Plan providing for an increase in the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares, the adoption of a provision providing for an annual increase in the number of shares reserved for issuance under the Plan on the last day of each fiscal year, and to ratify and approve the material terms of the 1992 Stock Plan.

3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 1999.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 5, 1999 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.




                                                              Irv H. Lichtenwald
                                                              Secretary

San Francisco, California
March 26, 1999

================================================================================
  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE
        AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
================================================================================

                              ADVENT SOFTWARE, INC.

                                -----------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                -----------------

                               PROCEDURAL MATTERS

GENERAL

         The enclosed Proxy is solicited on behalf of Advent Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, May 4, 1999 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

         The Annual Meeting will be held at the Company's corporate offices at 301 Brannan Street, San Francisco, California 94107. The Company's telephone number is (415) 543-7696.

         These proxy solicitation materials were mailed on or about March 26, 1999, together with the Company's 1998 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

RECORD DATE

         Stockholders of record at the close of business on March 5, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 8,300,000 shares of the Company's common stock, $.01 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

         Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to approve the amendment to the Company's 1992 Stock Plan. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the tabulation of voting results on the election of directors or on issues requiring approval of a majority of the votes cast.

Deadline for Receipt of Stockholder Proposals

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than November 27, 1999 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws authorize a Board of five directors. A board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The name of and certain information regarding each nominee are set forth below.

          NAME           AGE(1)               PRINCIPAL OCCUPATION
---------------------    ------   ----------------------------------------------
Stephanie G. DiMarco.....  41     Chairman of the Board and Chief Executive
                                   Officer

Frank H. Robinson........  55     Management Consultant

Wendell G. Van Auken.....  54     General Partner, Mayfield Fund

William F. Zuendt........  52     President and Chief Operating Officer
                                   (Retired),  Wells Fargo and Company

Monte Zweben.............  35     Chief Executive Officer, Blue Martini Software

(1)      As of the record date, March 5, 1999

         Ms. DiMarco founded Advent in June 1983 and, since such date, has served as its Chief Executive Officer. She also served as Advent's President until April of 1997. She became Chairman of the Board in November 1995. Ms. DiMarco holds a B.S. in Business Administration from the University of California at Berkeley.

         Mr. Robinson has been a director of Advent since February 1985. Since 1982, Mr. Robinson has been a management consultant specializing in the development of technology-based products and services. Mr. Robinson holds an M.B.A. and a B.A. in Physics from the State University of New York at Buffalo.

         Mr. Van Auken has been a  director  of Advent  since  September 1995.
Mr. Van Auken has been a general partner of Mayfield Fund, a venture capital firm, since October 1986. Mr. Van Auken holds an M.B.A. from Stanford University and a B.E.E. from Rensselaer Polytechnic Institute.
Mr. Van Auken is a director of Montgomery Street Income Securities, Inc., an investment company.

         Mr. Zuendt became a director in August 1997. Mr. Zuendt retired as president and chief operating officer of Wells Fargo & Company and its principal subsidiary, Wells Fargo Bank, in 1997. Mr. Zuendt joined Wells Fargo in 1973 with responsibility for its computer systems and operations. Throughout the 1980's he directed Wells Fargo's retail banking business and was elected president in 1994. Mr. Zuendt earned a B.S. degree in mathematics from Rensselaer Polytechnic Institute and an MBA degree from Stanford University. Mr. Zuendt is a director of 3Com Corporation, a global data networking company; TriStrata Security Inc., an information security management company; and PanOceanic Bulk Carriers Limited, an international dry bulk cargo shipping company.

         Mr. Zweben became a director in November 1997. He has served as Chief Executive Officer of Blue Martini Software, a leading provider of Internet merchandising solutions, since June 1998. Mr. Zweben founded Red Pepper Software in 1992 and served as Chief Executive Officer, President and Chairman until its $250 million merger with PeopleSoft in September of 1996. Mr. Zweben received an M.S. degree in Computer Science and Industrial Management at Carnegie-Mellon University.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of five meetings (including regularly scheduled and special meetings) during fiscal 1998. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all committees on which such director served.

         The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit Committee, which currently consists of Messrs. Zuendt and Van Auken, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1998.

         The  Compensation  Committee,   which  currently  consists  of  Messrs.
Robinson and Zweben, is responsible for (i) reviewing and approving the compensation and benefits for the Company's officers and other employees, (ii) administering the Company's stock purchase and stock option plans, and (iii) making recommendations to the Board of Directors regarding such matters. The Compensation Committee held one meeting during fiscal 1998.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. However, nonemployee members of the Board of Directors receive an annual cash retainer of $5,000 and $1,250 for attendance at each meeting of the Board of Directors or any committee thereof.

         In addition, nonemployee directors participate in the Company's 1995 Director Option Plan (the "Director Plan"). The Director Plan was approved by the Board in October 1995 and was ratified by stockholders in November 1995, at which time a total of 75,000 shares of Common Stock were reserved for issuance thereunder. As of March 5, 1999, there were 56,000 options outstanding under the Director Plan. The Director Plan became effective on the date of the Company's initial public offering on November 15, 1995, and is currently administered by the Board of Directors. Under the Director Plan, each nonemployee director is automatically granted a non-qualified option to purchase 10,000 shares on the date upon which such person first becomes a director (the "Initial Option") with an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant. Thereafter, each nonemployee director is automatically granted an option to purchase 2,000 shares of Common Stock on December 1 of each year, except in the year the Director Plan was adopted ("Subsequent Option"), provided he or she has served as a director for at least six months as of such date.

         Options granted under the Director Plan have a term of ten years unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Plan. Such options are transferable by the optionee only in certain limited circumstances and each option is exercisable during the lifetime of the director only by such director or a permitted transferee. Initial Options granted under the Director Plan vest as to 20% of the shares on the first anniversary date of grant and as to the remaining shares, ratably each month over the ensuing four years. Subsequent Options begin to vest on the fourth anniversary of the date of grant and vest ratably each month over the next 12 month period. The Director Plan is designed to work automatically, without administration; however, to the extent administration is necessary, the Director Plan has been structured so that options granted to nonemployee directors who administer the Company's other employee benefit plans shall qualify as transactions exempt from Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 promulgated thereunder.

REQUIRED VOTE

         The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

           MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

           RATIFICATION OF AND APPROVAL OF AMENDMENTS TO THE COMPANY'S
                                 1992 STOCK PLAN

         The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1992 Stock Plan. A total of 2,288,000 shares of Common Stock are presently reserved for issuance under the Stock Plan. In February 1999, the Board of Directors approved an amendment to the Stock Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 600,000 shares, bringing the total number of shares issuable under the Stock Plan to 2,888,000. In addition, the Board approved an amendment to add an automatic replenishment feature to the Stock Plan which would increase the number of shares issuable under the Stock Plan on December 31 of 1999, 2000 and 2001 the lesser of (i) 500,000, (ii) 3% of the outstanding Common Stock on the date of increase or (iii) a lesser amount determined by the Board (the "Evergreen Provision"). As of March 5, 1999, 47,500 shares were available for future issuance under the Stock Plan. The Company also has a Nonstatutory Stock Plan which provides for the grant of nonstatutory stock options to non-executive officer employees. As of March 5, 1999, 8,000 shares were available for future issuance under the Nonstatutory Stock Plan.

At the Annual Meeting, the Stockholders are being requested to consider and approve the proposed amendments to the Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares, bringing the total number of shares issuable under the Stock Plan to 2,888,000 and to approve the addition of the Evergreen Provision to the Stock Plan. The Board believes that the amendments will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments. At the Annual Meeting, the Stockholders will also be asked to ratify and approve the material terms of the 1992 Stock Plan, including, without limitation, the share limitations described below with respect to Section 162 (m) of the Internal Revenue Code of 1986, as amended.

SUMMARY OF THE ADVENT SOFTWARE, INC. 1992 STOCK PLAN

         GENERAL. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company. Options and stock purchase rights may be granted under the Plan. Options granted under the Plan may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

         ADMINISTRATION. The Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

         ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

         LIMITATIONS.   Section   162(m)  of  the  Code  places  limits  on  the
deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 150,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 150,000 shares of Common Stock.

         TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

         (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

         (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

         (c) TERM OF OPTION. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

         (d)  TERMINATION  OF  EMPLOYMENT.   If  an  optionee's   employment  or
consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option at any time before termination.

         (e) NONTRANSFERABILITY OF OPTIONS: Unless otherwise determined by the Administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) OTHER PROVISIONS: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

         STOCK PURCHASE RIGHTS. In the case of SPRs, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

         In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable.

         In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the Administrator shall have the discretion to allow the optionee to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate in August 2002.

FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

         NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

         STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

         The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

         THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

PARTICIPATION IN THE OPTION PLAN

         The following table sets forth information with respect to options granted under the Option Plan during the fiscal year ended December 31, 1998 to
(i) each of the officers named in the Summary Compensation Table on page 12 hereof, (ii) all executive officers as a group, and (iii) all other employees (excluding executive officers) as a group:

                                                                     WEIGHTED
                                                  SHARES SUBJECT     AVERAGE
                                                    TO OPTIONS    EXERCISE PRICE
                NAME AND POSITION                     GRANTED        PER SHARE
------------------------------------------------  --------------  --------------
Stephanie G. DiMarco, Chairman of the
  Board and Chief Executive Officer.............         -         $   -
Peter M. Caswell, President and Chief
  Operating Officer.............................         -             -
Lily S. Chang, Executive Vice President
  and Chief Technology  Officer.................         -             -
Irv H. Lichtenwald, Senior Vice President,
  Chief Financial Officer and Secretary.........         -             -
All executive officers as a group (4 persons)...         -             -
All other employees (excluding executive
  officers) as a group..........................      758,000        33.72


REQUIRED VOTE

         The  approval  of  the   amendment  to  the  Stock  Plan  requires  the
affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT TO THE STOCK PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER. THE EFFECT OF AN ABSTENTION IS THE SAME AS A VOTE AGAINST THE APPROVAL OF THE AMENDMENT OF THE 1992 STOCK PLAN.


                                 PROPOSAL NO. 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1989. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Required Vote

         The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the stockholders do not approve the selection of

PricewaterhouseCoopers LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT ACCOUNTANTS FOR
 FISCAL YEAR ENDING DECEMBER 31, 1999. THE EFFECT OF AN ABSTENTION IS THE SAME
    AS A VOTE AGAINST THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
                                  ACCOUNTANTS.


                   BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the beneficial ownership of Common Stock of the Company as of March 5, 1999 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table on page 12 hereof; and (iv) all directors and executive officers of the Company as a group.

                                                     SHARES          PERCENTAGE
                                                  BENEFICIALLY      BENEFICIALLY
    5% STOCKHOLDERS, DIRECTORS AND OFFICERS          OWNED(1)         OWNED (1)
----------------------------------------------    ------------      ------------

5% STOCKHOLDERS(2)
DiMarco/Harleen Revocable Trust(3)............      1,030,003           12.4%
   c/o Advent Software, Inc.
   301 Brannan Street
   San Francisco, CA 94107
Pilgrim Baxter & Associates, Ltd..............        639,300            7.7
     825 Duportail Road
     Wayne, PA 19087
Scudder Kemper Investments, Inc...............        534,300            6.4
   345 Park Avenue
   New York, NY 10154
Robert Fleming, Inc...........................        453,925            5.5
   320 Park Avenue, 11th Floor
   New York, New York  10022
Amerindo Investment Advisors, Inc.............        453,500            5.5
   One Embarcadero Center, Suite 2300
   San Francisco, CA 94111
Maurice J. Duca...............................        432,058            5.2
   1485 East Valley Rd.
   Santa Barbara, CA  93108

DIRECTORS AND NAMED OFFICERS
Frank H. Robinson(4)..........................         28,833             *
Wendell G. Van Auken(5).......................         26,833             *
Monte Zweben (6)..............................          2,833             *
William F. Zuendt (7).........................          5,833             *
Stephanie G. DiMarco(3).......................      1,030,003           12.4
Peter M. Caswell(8)...........................        171,831            2.1
Lily S. Chang(9)..............................         92,295            1.1
Irv H. Lichtenwald(10)........................         20,581             *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
   (8 persons)(11)............................      1,379,042           16.6

-------------------------
*     Less than 1%
(1)   The number and percentage of shares beneficially owned is determined under
      rules  of  the  Securities  and  Exchange  Commission  ("SEC"),   and  the
      information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 5, 1999 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.
(2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.
(3) Ms. DiMarco is also Chairman of the Board and Chief Executive Officer of the Company. Includes 819,004 shares held by the DiMarco/Harleen Revocable
      Trust and 143,500   shares  held  by  the DiMarco/Harleen Charitable
      Remainder Trust as to which Ms. DiMarco shares voting and dispositive power. In addition, includes options to purchase 67,499 shares of Common Stock exercisable within 60 days of March 5, 1997.
(4) Includes options to purchase 16,833 shares of Common Stock exercisable within sixty days of March 5, 1998.
(5) Includes options to purchase 6,833 shares of Common Stock exercisable within sixty days of March 5, 1998.
(6) Includes options to purchase 2,833 shares of Common Stock exercisable within sixty days of March 5, 1998.
(7) Includes options to purchase 2,833 shares of Common Stock exercisable within sixty days of March 5, 1998.
(8) Includes 2,000 shares held under a trust for his children. Includes options to purchase 139,410 shares of Common Stock exercisable within sixty days of March 5, 1998.
(9) Includes options to purchase 41,414 shares of Common Stock exercisable within sixty days of March 5, 1998.
(10) Includes options to purchase 13,581 shares of Common Stock exercisable within sixty days of March 5, 1998.
(11) Includes options held by executive officers and directors of the Company to purchase 291,236 shares of Common Stock exercisable within sixty days of March 5, 1998.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

         Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that all Forms 5 required for such persons were filed, the Company believes that during fiscal 1998 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee was formed in October 1995 and is currently composed of Messrs. Zweben and Robinson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

         During 1996, 1997 and 1998, Mr. Frank H. Robinson, a director of the Company, served as a consultant to the Company and was paid $38,000, $32,000 and $890, respectively, in consulting fees for his services.

         The Company has entered into indemnification agreements with each of its directors and officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during the last three fiscal years.


                                                                             Long-Term
                                                                            Compensation
                                                                            ------------
                                                  Annual Compensation          Awards
                                                 ----------------------      -----------
                                                                             Securities         All Other
                                                                             Underlying       Compensation
    Name and Principal Position         Year     Salary($)   Bonus($)(1)     Options (#)         ($)(2)

Stephanie G. DiMarco................    1998     $324,626      $     -                -       $   8,367(3)
    Chairman of the Board and           1997      313,110            -          150,000           5,124(3)
    Chief Executive Officer             1996      275,581            -                -           7,425(3)
------------------------------------   ------   -----------   ----------    -------------    --------------
Peter M. Caswell....................    1998      300,000       50,000                -           8,074(3)
    President and Chief Operating       1997      281,828            -          120,000           5,516(3)
    Officer                             1996      233,641            -           10,000           8,024(3)
------------------------------------   ------   -----------   ----------    -------------    --------------
Lily S. Chang.......................    1998      300,000            -                -           2,821
    Executive Vice President and        1997      268,935            -           15,000           2,294
    Chief Technology Officer            1996      232,151            -           10,000           5,447
------------------------------------   ------   -----------   ----------    -------------    --------------
Irv H. Lichtenwald..................    1998      300,000            -                -           4,671(3)
    Senior Vice President, Chief        1997      230,516            -           15,000           5,715(3)
    Financial Officer and Secretary     1996      194,671            -                -           7,240(3)
-------------------------


(1) Includes bonuses earned or accrued with respect to services rendered in the fiscal year indicated, whether or not such bonus was actually paid during such fiscal year.
(2) Unless otherwise indicated, consists of profit sharing matching amounts earned pursuant to the 401(k) Plan.
(3)   Includes amounts paid for health care benefits.

                              CERTAIN TRANSACTIONS

         In April 1997 the Board of Directors of the Company approved and issued a $200,000 loan to Peter Caswell, President and Chief Operating Officer of the Company, secured by Mr. Caswell's stock and options in the Company. The largest amount outstanding in 1997 was $200,000. In February 1998 the Board forgave $50,000 of the debt based upon Mr. Caswell's meeting certain performance goals, and the total amount currently outstanding is $150,000. The loan is due April 2001, or upon termination of Mr. Caswell's employment with the Company if earlier, and accrues interest at a rate of 8%.

Option Grants in Last Fiscal Year

         The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 1998.


                          OPTION GRANTS IN FISCAL 1998

                                              Individual Grants
                            -------------------------------------------------
                             Number of    Percent of                            Potential Realizable Value
                            Securities   Total Options                          at Assumed Annual Rates of
                            Underlying    Granted to                           Stock Price Appreciation for
                             Options     Employees in    Exercise  Expiration         Option Term(4)
           Name             Granted(1)   Fiscal Year(2)   Price      Date(3)        5%             10%
-------------------------   ----------   --------------  --------  ----------  -----------     -----------

Stephanie G. DiMarco.....       -              -             -          -           -               -
Peter M. Caswell.........       -              -             -          -           -               -
Lily S. Chang............       -              -             -          -           -               -
Irv H. Lichtenwald.......       -              -             -          -           -               -

-------------------------
(1) All options in this table are incentive stock options and were granted under the 1992 Stock Option Plan and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms and vest over a five-year period at the rate of one-fifth at the end of one year from the date of grant and 1/60th each month thereafter.
(2) The Company granted options to purchase 758,000 shares of Common Stock to employees in fiscal 1998.
(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.
(4) Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.


OPTION EXERCISES AND HOLDINGS

         The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 1998, and the number of shares subject to both exercisable stock options as of December 31, 1998. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1998.

           AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998
                             YEAR-END OPTION VALUES

                                                          Number of Securities           Value of Unexercised
                             Shares                      Underlying Unexercised         In-the-Money Options at
                           Acquired on     Value       Options at Fiscal Year End        Fiscal Year End($)(1)
           Name            Exercise(#)   Realized($)   Exercisable   Unexercisable    Exercisable    Unexercisable
-----------------------    -----------   -----------   -----------   -------------    -----------    -------------

Stephanie G. DiMarco...           -      $        -         55,000          95,000     $1,031,250      $1,781,250
Peter M. Caswell.......      42,500       1,672,813        133,243          93,836      4,837,713       1,881,530
Lily S. Chang..........           -               -         39,081          20,919      1,564,326         483,674
Irv H. Lichtenwald.....      28,000         868,500          9,249          46,751        324,634       1,734,366

-------------------------
(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1998 (the last trading day of fiscal 1998) on the Nasdaq National Market of $47.125 minus the exercise price.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board of Directors (the "Committee") consists of directors Monte F. Zweben and Frank H. Robinson, neither of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

         To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION PHILOSOPHY AND POLICIES

         The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

o ensure that the executive team has clear goals and accountability with respect to corporate performance;

o        establish  pay   opportunities   that  are  competitive   based  on
         prevailing practices for the industry, the stage of growth, and the labor markets in which the Company operates;

o independently assess operating results on a regular basis in light of expected Company performance; and

o align pay incentives with the long-term interests of the Company's stockholders.

ELEMENTS OF COMPENSATION

         Compensation for officers and key employees includes both cash and equity elements.

         Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the software industry norm. In addition, cash bonuses may be awarded to officers and other key employees; however, no executive officer received a cash bonus in 1998. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

         Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1992 Stock Plan (the "Option Plan") and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which were adopted prior to the Company's initial public offering in November 1995. The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

         The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company matches up to 50% of an employee's contribution, not to exceed $500 per employee.

1998 EXECUTIVE COMPENSATION

         Executive compensation for 1998 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive's total compensation at risk based on the Company's overall performance. Since 1996, the Company has maintained a profit sharing plan for its employees, and certain executive officers participated in this program in 1998. Executive officers, like other employees, were eligible for option grants under the Option Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's target base pay level has been analyzed using data for comparable software companies. Ms. DiMarco receives no other material compensation or benefits not provided to all executive officers.

         The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 1996 is not expected to exceed the $1 million limit per individual officer.


                           COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS


                           Monte F. Zweben
                           Frank H. Robinson

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

         The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Computer & Data Processing Index for the period November 16, 1995 (the date of the Company's initial public offering) through December 31, 1998. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Computer & Data Processing Index, respectively.

                 COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*
                 Among Advent Software, Inc., the S&P 500 Index and the Nasdaq Computer & Data Processing Index




                        [PERFORMANCE GRAPH APPEARS HERE]





----------
* $100 invested on 11/16/95 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                                              Cumulative Total Return
                                    ------------------------------------------
                                    11/16/95   12/95    12/96   12/97    12/98
---------------------------------   --------   -----    -----   -----    -----
Advent Software, Inc.                  100        99      169     159      262
S&P 500                                100       103      127     169      218
Nasdaq Computer & Data Processing      100       100      124     152      272

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

         It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                        THE BOARD OF DIRECTORS

San Francisco, California
March 26, 1999

                              ADVENT SOFTWARE, INC.

                                 1992 STOCK PLAN

                         (amended effective May 4, 1999)


1. Purposes of the Plan. The purposes of this 1992 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:
     (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

     (e)  "Common  Stock"  means the Common Stock of the Company.

     (f)  "Company"  means Advent  Software,  Inc., a Delaware corporation.

     (g) "Consultant" means any person, who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services. The term Consultant shall not include directors who are not compensated for their services or who are paid only a director's fee by the Company.

     (h) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave;(ii) military leave;
           (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety
           (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

     (i) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

     (j) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock
               (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

         (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market)or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked pricesfor the Common Stock; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (o) "Option" means a stock option granted pursuant to the Plan.

     (p) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

     (q) "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

     (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (s) "Plan" means this 1992 Stock Plan.

     (t) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

     (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

     (v) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below.

     (w) "Subsidiary"  means  a  "subsidiary  corporation",   whether  now  or
          hereafter existing,  as  defined in Section  424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,888,000 shares of Common Stock, plus an annual increase to be added on December 31 of the years 1999, 2000 and 2001 equal to the lesser of (i) 500,000 shares, (ii) 3% of the outstanding shares as of December 31 of each year, or (iii) an amount determined by the Board. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires, becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program approved by the Administrator, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

         (ii) Administration  With Respect to Directors and Officers Subject to
              Section 16(b). With respect to Option or Stock Purchase Right grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such
              Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint
              additional  members,   remove  members  (with  or  without  cause)
              and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules
              under  Rule  16b-3  relating  to  the   disinterested
              administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

        (iii) Administration With Respect to Other Persons. With respect to Option or Stock Purchase Right grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties
         delegated by the Board to  such  Committee,   the  Administrator  shall
         have  the  authority,  in  its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

         (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

        (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

         (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (v) to approve  forms of agreement  for use under the Plan;

         (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

         (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (x) to modify or amend each Option or Stock Purchase Right (subject to Section 14(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

         (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

        (xii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

5.  Eligibility.

     (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     (e) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

          (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 150,000 Shares.

         (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 150,000 Shares which shall not count against the limit set forth in subsection (i) above.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

         (iv) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of such Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option  Exercise  Price and  Consideration.

     (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

          (i) In the case of an  Incentive  Stock  Option

               (1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (2) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (ii) In the  case of a  Nonstatutory  Stock  Option,  the per  Share
              exercise  price  shall  be  determined  by  the   Administrator.
     (b)  Form  of Consideration.   The  Administrator  shall  determine  the
          acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

         (ii) check;

        (iii)  promissory  note;

         (iv) other Shares which (A)in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

         (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

        (vii) any  combination  of the  foregoing  methods of payment;  or

       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

9. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment or Consulting  Relationship. Upon termination
         of  an  Optionee's   Continuous Status  as  an  Employee or Consultant,
         other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or

Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

     (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12)months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     (f) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with espect to Plan transactions.

10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid and the time within which such person must accept such offer, which shall in no event exceed ninety (90) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a purchase agreement (the "Restricted Stock Purchase Agreement") in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock".

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     (e) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

12.  Adjustments Upon Changes in Capitalization, Dissolution or Merger.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase
         Right shall be assumed  or  an  equivalent   option  or  right
         substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, Administrator shall have the discretion to allow the Optionee to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. Date of Grant. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or

Stock  Purchase   Right,  or  such  other  date  as  is determined  by  the
Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and properly on behalf of the Company.

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time. Such agreements may contain such other terms and conditions, including rights of repurchase and rights of first refusal, as the Administrator may in its sole discretion deem appropriate.

18. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                              ADVENT SOFTWARE, INC.

                                 1992 STOCK PLAN

                             STOCK OPTION AGREEMENT



         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.       NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number_________________________

Date of Grant_________________________

Vesting Commencement Date _________________________

Exercise Price per Share $________________________

Total Number of Shares Granted_________________________

Total Exercise Price $_________________________

Type of Option:___  Incentive Stock Option

               ___  Nonstatutory Stock Option

Term/Expiration Date:_________________________

         Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60th of the Shares subject to the Option shall vest each month thereafter.

         Termination Period.

         This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.      AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2. Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the
applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash;

          (b) check;

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6)months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  Exercising  the  Option.

               (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates)equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

          (b)  Disposition  of Shares.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

              (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

          (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one
year after the exercise date, the  Optionee  shall   immediately   notify  the
Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the

Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                               ADVENT SOFTWARE, INC.

____________________________________        By:_________________________________
                                            Signature

____________________________________        Title:______________________________
                                            Print Name

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE



         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                                   ____________________________
                                                    Spouse of Optionee

                                    EXHIBIT A

                                 1992 STOCK PLAN

                                 EXERCISE NOTICE


Advent Software, Inc.
301 Brannan Street
San Francisco, CA  94107
Attention:  Secretary

1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Advent Software, Inc. (the "Company") under and pursuant to the 1992 Stock Plan (the "Plan") and the Stock Option Agreement dated, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:

OPTIONEE:                                   ADVENT SOFTWARE, INC.

_________________________________           By:_________________________________
                                            Signature


_________________________________           Its:________________________________
                                            Print Name


Address:                                    Address:

_________________________________           301 Brannan Street
_________________________________           San Francisco, CA  94107

                                     PROXY
                             ADVENT SOFTWARE, INC.
               PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of ADVENT SOFTWARE, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 26, 1999, and hereby appoints Stephanie G. DiMarco and Irv H. Lichtenwald, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of ADVENT SOFTWARE, INC. to be held on Tuesday, May 4, 1999, at 9:00 a.m., local time, at its corporate offices located at 301 Brannan Street, San Francisco, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 1992 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

[X]  Please mark
     votes as in
     this example




1.  Election of Directors

    NOMINEES:  Stephanie G. DiMarco; Frank H. Robinson;
               Wendell G. Van Auken; William F. Zuendt; Monte Zweben

                         FOR                   WITHHELD
                         ALL                   FROM ALL
                       NOMINEES                NOMINEES
                         [_]                     [_]

    [_] _____________________________________________________________________
         For all nominees except as noted above.



                                                     FOR      AGAINST    ABSTAIN
2.  Proposal to approve certain amendments to the    [_]        [_]        [_]
    Company's 1992 Stock Plan providing for an increase in number of shares of Common Stock reserved for issuance thereunder by 600,000 shares, the adoption of a provision providing for an annual increase in the number of shares reserved for issuance under the Plan on the last day of each fiscal year, and to ratify and approve the material terms of the 1992 Stock
    Plan.

                                                     FOR      AGAINST    ABSTAIN
3.  Proposal to ratify the appointment of            [_]        [_]        [_]
    PricwaterhouseCoopers LLP, as the independent accountants of the Company for fiscal 1999.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        [_]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING          [_]


Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:_________________ Date:______ Signature:_________________ Date:______